UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017 (June 15, 2017)

Broadcom Limited

Broadcom Cayman L.P.

(Exact name of registrant as specified in its charter)

Singapore Cayman Islands	001-37690 333-205938-01	98-1254807 98-1254815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited 1 Yishun Avenue 7 Singapore 768923
Broadcom Cayman L.P. c/o Broadcom Limited 1 Yishun Avenue 7 Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 15, 2017, the board of directors (the “Board”) of Broadcom Limited (“Broadcom” or the “Company”) approved the grant of a performance-based long-term compensation and retention equity award (the “Award”) to Hock E. Tan, the Company’s President and Chief Executive Officer, consisting of an aggregate of 168,000 performance share units (“PSUs”), pursuant to which Mr. Tan has the opportunity to earn up to a maximum of 756,000 ordinary shares, no par value, of the Company (the “Shares”). The number of Shares, if any, that will be earned pursuant to the Award will depend on the level of performance achieved based on each of the Company’s relative total shareholder return (“TSR”) as compared to the S&P 500 Index companies and the Company’s absolute TSR. Half of the PSUs will vest over a performance period of three years (“Performance Period #1) and half will vest over performance period of four years (“Performance Period # 2,” together with Performance Period 1, the “Performance Periods”), with each Performance Period commencing June 15, 2017.

This performance-based Award is intended to incentivize Mr. Tan to lead the Company to sustained, superior financial and operational performance, continuing the successful performance Mr. Tan has led the Company to achieve since he joined the Company in 2006, and to provide substantial long-term retention incentive to Mr. Tan. The Award, designed in consultation with and upon the advice of the Compensation Committee’s external, independent compensation consultant, emphasizes sustainable shareholder value creation. The value Mr. Tan will realize from the Award will depend on his ability to continue to successfully lead the Company to outperform its peers over the next three to four years and thereby achieve the corresponding significant, sustained increases in the Company’s share price, relative to the companies that comprise the S&P 500 Index, needed to meet the performance requirements for Shares to vest under the Award.

The PSUs vest on the last day of each Performance Period, subject to Mr. Tan’s continued service through such date. Within 60 days after the end of each Performance Period, the Board will determine the number of Shares that Mr. Tan is entitled to receive pursuant to the Award, by reference to the Company’s TSR, as compared to the TSR of the S&P 500 Index companies, over the Performance Period expressed as a percentile (the “Relative TSR”). Mr. Tan will not be entitled to receive any Shares with respect to a Performance Period if the Company’ Relative TSR is not at or above the 25th percentile of the S&P 500 Index companies, the minimum performance criteria. Mr. Tan will be entitled to receive a target number of Shares (84,000 with respect to each Performance Period), if the Company’s Relative TSR is at the 50th percentile of the S&P 500 Index companies. Mr. Tan will be entitled to receive up to 252,000 Shares with respect to each Performance Period if the Company’s Relative TSR is at the 75th percentile of the S&P 500 Index companies and up to an aggregate of 756,000 Shares (inclusive of Shares earned in both Performance Periods) if the Company’s Relative TSR is at or above the 90th percentile of the S&P 500 Index companies in Performance Period #2. The maximum number of Shares that can be earned in Performance Period #2 may include additional “catch-up” Shares that were not earned in Performance Period #1. However, if the Company’s TSR is negative for any Performance Period, then the maximum number of Shares that may be earned in that Performance Period is 84,000. In addition, the maximum aggregate number of Shares that may be earned under the Award under any circumstances is capped at 756,000.

In the event of Mr. Tan’s termination of service due to death or permanent disability prior to the end of any Performance Period, 50% of the PSUs subject to such Performance Period will automatically vest and be converted into an equal number of Shares. In the event of the closing of a Change in Control (as defined in the 2009 Plan) prior to the end of any Performance Period, the Performance Period will be shortened to end on a date within ten (10) days prior to the closing of the Change in Control determined by the Board, and the PSUs will be converted into a number of time-vesting restricted stock units based on the transaction price and will vest on the last day of the applicable Performance Period, subject to continued service through, or upon certain qualifying terminations of employment prior to, such date.

The PSUs are subject to the terms and conditions of a Performance Share Unit Award Agreement, dated June 15, 2017, between the Company and Mr. Tan (the “PSU Agreement”) and the Avago Technologies Limited 2009 Equity Incentive Award Plan (the “2009 Plan”), and the foregoing description of the PSUs in this Current Report on Form 8-K is qualified in its entirety by reference to the PSU Agreement, a copy of which is filed herewith as Exhibit 10.1, and to the 2009 Plan, a copy of which was previously filed with the Securities and Exchange Commission (the “SEC”) (see Exhibit 10.18 to Avago Technologies Limited’s Registration Statement on Form S-1/A previously filed with the SEC on July 27, 2009).

The first scheduled vesting date under the Award will be on June 15, 2020, one year after the scheduled vesting date of Mr. Tan’s most recent performance-based equity award, granted on June 15, 2016. The Award represents a multi-year grant. Going forward, the Board, upon the recommendation of the Compensation Committee and the advice of the Compensation Committee’s external, independent compensation consultant, intends to make episodic grants to Mr. Tan, instead of annual awards.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Performance Share Unit Award Agreement, dated June 15, 2017, between the Company and Hock E. Tan

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) the expected benefits of acquisitions, (ii) our plans, objectives and intentions with respect to future operations and products, (iii) our competitive position and opportunities, (iv) the impact of acquisitions on the market for our products, and (v) other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturers and outsourced supply chain; any acquisitions we may make, such as delays, challenges and expenses associated with integrating acquired companies with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected from such acquisitions, including our pending acquisition of Brocade Communications Systems, Inc.; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our significant indebtedness, including the need to generate sufficient cash flows to service and repay such debt; our ability to improve our manufacturing efficiency and quality; increased dependence on a small number of markets; quarterly and annual fluctuations in operating results; cyclicality in the semiconductor industry or in our target markets; global economic conditions and concerns; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of those design wins; rates of growth in our target markets; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; dependence on and risks associated with distributors of our products; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 19, 2017

Broadcom Limited

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Vice President and Chief Financial Officer

Broadcom Cayman L.P., by its general partner Broadcom Limited

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Performance Share Unit Award Agreement, dated June 15, 2017, between the Company and Hock E. Tan